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                                                                    EXHBIT 10.35


STATE OF SOUTH CAROLINA           )                FIRST AMENDMENT TO THE
                                  )                AMENDED AND RESTATED
PLAN
COUNTY OF RICHLAD                 )




         THIS AGREEMENT, made as of this _____ day of November, 1996, by RESOURCE BANCSHARES MORTGAGE GROUP, INC. (the "Company")


                                  WITNESSETH:


         WHEREAS, the Company maintains the Resource Bancshares Mortgage Group, Inc. Retirement Savings Plan, effective as of July 1, 1993 (the "Plan") for the benefit of the eligible employees; and

         WHEREAS, effective April 1, 1996, the Company amended and restated the Plan into a prototype plan utilizing the Fidelity Prototype Plan Basic Plan Document No. 07 and the applicable adoption agreement (the "Restated Plan"); and

         WHEREAS, in the opinion of the Board of Directors of the Company, the provisions of the Restated Plan should be amended so as to clarify the Restated Plan's eligibility requirements and vesting provisions by authorizing the award of credit for service with Resource Bancshares Corporation; and

         WHEREAS, in Section 10.1 of the Restated Plan, the Company reserved the right by action of its Board of Directors to amend the Restated Plan.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company covenants and agrees that the Restated Plan as set forth is amended as follows:

         1. Effective April 1, 1996, Section 1.08 of the Adoption Agreement shall be amended by inserting:

                          (a)     Resource Bancshares Corporation ("RBC").

         The Company reserves the right by action of the Board of Directors to amend at any time any of the terms and provisions of this First Amendment. Except as expressly or by necessary implication amended hereby, the Restated Plan shall continue in full force and effect.
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         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officers as of the day and year first above written.

                                        RESOURCE BANCSHARES
                                        MORTGAGE GROUP, INC.

                                        By:
                                           -------------------------------------

                                        ----------------------------------------

[CORPORATE SEAL]

ATTEST:


-----------------------------------
John W. Currie, Secretary





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